Exhibit 99.1
Corporate Overview Mihales Polymeropoulos, MD President and CEO

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results from operations and business, and our expectations and beliefs about future events. Actual results may vary materially from our expectations and beliefs. Meaningful factors which could cause actual results to differ from expectations include, but are not limited to, uncertainty of the Company's future profitability, uncertainty of market acceptance for the Company's products, delay in or failure to obtain regulatory approvals for the Company's product candidates, uncertainty regarding patents and proprietary rights, risks inherent in international transactions, limited sales and marketing experience, dependence on third party reimbursement, competition, uncertainty of clinical trial results, extent of government regulations, and inability to obtain requisite additional financing, as well as other factors discussed in the Company's Securities and Exchange Commission filings. All forward-looking statements in this presentation are expressly qualified by the above paragraph in their entirety. We have no obligation to update any forward- looking statements which are made in this presentation.

Vanda Highlights Multiple late-stage CNS products targeting large markets Pharmacogenetic (PG) expertise to identify, develop and differentiate products Management team with extensive bio/pharma experience Stream of impending value-creating milestones

Late-Stage Product Pipeline Pre-clinical Phase I Phase IIa Phase IIb Phase III 2005 Market Size1 Schizophrenia 4-week Injectable Insomnia >$12bn >$3bn >$20bn >$500mm Sources: 1 IMS - World Review Analyst; analyst estimates Iloperidone VEC-162 VSF-173 Bipolar Disorder Excessive Sleepiness Depression

Industry-Leading Expertise in Pharmacogenetics (PG) CEO founded and ran Novartis' Pharmacogenetics Department Differentiates Vanda and builds sustainability Today's applications Tomorrow's applications Compound repositioning Commercial differentiation Pipeline replenishment

Strong Management and Team Core development team came from Novartis with CEO Name Title Prior Affiliations Mihales Polymeropoulos, MD Co-Founder, CEO Novartis NIH/NHGRI Paolo Baroldi, MD, PhD CMO Chiesi Novartis Chip Clark Co-Founder, CBO Care Capital SmithKline Beecham Steve Shallcross CFO Advancis Bering Tom Copmann, PhD VP, Regulatory Eli Lilly Novo Nordisk Deepak Phadke, PhD VP, Manufacturing HMR MMD

Stream of Value-Creating Milestones

6

	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007
Iloperidone		Finish phase III enroll.	Report phase III results		File NDA
VEC-162		Finish phase III enroll.	Report phase III results	Initiate phase III (chron.)	Initiate phase II (dep.)
VSF-173		Initiate phase II trial			Finish phase II trial

CONFIDENTIAL

VANDA

Iloperidone: Late Phase III Compound (Schizophrenia)

Iloperidone Summary Strong observed profile Improved safety relative to approved products Superior compliance relative to approved products Unique drug response tool Reduced development, regulatory risk Demonstrated efficacy No FDA objections to trial design, NDA filing with successful trial Large commercial opportunity

Schizophrenia: A Debilitating Chronic Disease Affects ~3 million in U.S. and ~1% of world population Severe symptoms: "Positive" symptoms (hallucinations, delusions) "Negative" symptoms (moodiness, withdrawal) "Cognitive" symptoms (attention and memory deficits) Sufferers typically receive drug therapy for life Successful integration to society is rare

Substantial, Growing Market for Anti-Psychotics Sources: 1 IMS - World Review Analyst; company press releases; analyst estimates 2 L.E.K. Consulting LLC study Growth drivers2: New uses: on and off-label Replacing older therapies ("typical" anti-psychotics)

Room for Improvement: Safety/Side Effects

11

- Issue: sub-optimal anti-psychotic safety
  - 74% change drugs within 18 months[1]
- Iloperidone: strong observed safety

Safety/Side Effect Issue	Examples[2]	Iloperidone Observed Profile[2]
Weight gain	Zyprexa®, Seroquel®	Low
Diabetes risk	Zyprexa®	None shown
Extrapyramidal symptoms	Risperdal®	Low
Akathisia	Abilify®, Geodon®	None
Prolactin elevation	Risperdal®, Geodon®	None
Drowsiness	Seroquel®	Non-sedating
QTc prolongation	Geodon®	Similar to Geodon®

Source: [1] CATIE Study, *New England Journal of Medicine* [2] Vanda analysis of NDA packages, FDA-approved labeling

CONFIDENTIAL

VANDA

Room for Improvement: Compliance Issue: Poor patient compliance to oral anti-psychotic dosing Compliance tied to symptom management Iloperidone: 4-week injectable to complement oral form Successfully completed phase I/IIa Simplified path to filing Large commercial opportunity Risperdal(r) Consta(r) (2-week injectable) ~$600 MM in worldwide sales in 20051 Source: 1 JP Morgan North American Equity Research, December 16, 2005

Room for Improvement: Efficacy Issue: Hit-or-miss efficacy with anti-psychotics Iloperidone: Pharmacogenetic test for iloperidone response Approximately 70% of patients have marker Confirming marker in current Phase III trial Unique point of differentiation in crowded market

One Successful Phase III Trial from NDA Filing Conclusions from September 2005 FDA meeting: Ongoing Phase III trial is sufficient for schizophrenia Current package sufficient for NDA filing, with successful Phase III trial Design of Ongoing Phase III Trial (VP-VYV-683-3101)

Enrollment Update Enrollment as of March 30: 372 patients (out of 600) Ahead of schedule Key drivers of accelerated enrollment: Investigator enthusiasm Few competing trials Strong execution Next enrollment update: 2nd Quarter Earnings Call (08/03)

Expected Clinical Development Timeline Oral (Bipolar Disorder) Oral iloperidone Inj. iloperidone Phase III Phase III Phase III NDA (Q4) 2006 H1 H2 2007 2008 H1 H2 H1 H2 2009 H1 Manufacturing, PK Launch (Q1)

Bipolar Other Switchers Stable 20 20 50 50 Large Commercial Opportunity At launch iloperidone targets a $3.8 billion market $12.7 billion1 Patients who switch therapy, annually Sources: 1 IMS - World Review Analyst; analyst estimates; 2 L.E.K. Consulting LLC study Total Antipsychotic Market Schizophrenia Market $7.6 billion1 Bipolar disorder Other CNS disorders Stable or refractory patients Schizophrenia 50%2 50%

Large Commercial Opportunity (2) U.S: A specialty sales force sufficient to match big pharma detailing efforts Ex-U.S.: Will seek partnership(s) Vanda owns exclusive, worldwide rights NCE Patent: U.S.: October 2011 (2016)*; E.U.: October 2010(a) Long-acting injectable, PG, active metabolite claims: 2021+ * 5-year Hatch-Waxman extension (a) also eligible for additional protection in E.U.

Iloperidone Summary Strong observed profile Improved safety relative to approved products Superior compliance relative to approved products Unique drug response tool Reduced development, regulatory risk Demonstrated efficacy No FDA objections to trial design, NDA filing with successful trial Large commercial opportunity

VEC-162: Phase III Compound (Sleep Disorders)

Insomnia: Significant Untapped Opportunity Sources: 1 Company press releases; analyst estimates; 2 L.E.K. Consulting LLC study 11 mm 62 mm U.S. Insomnia Sufferers (number of people)2 Treated Approved drug limitations include: Do not address cause of sleeplessness Safety/side effect issues Perception of controlled substances $3.5 billion market in 20051 Not treated

Sleep Facilitation vs. General CNS Depression

68.5 minute improvement Strong Efficacy in Phase II Transient Insomnia Trial Staying Asleep Longer: WASO vs. Baseline (minutes) * = p < 0.05 Faster Falling Asleep: LPS vs. Baseline (minutes) * * * Placebo 10mg 20mg 50mg 100mg * VEC-162 doses VEC-162 doses Statistically significant dose/response curves for each measure 0 10 20 30 40 50 60 70 80 90 Placebo 10mg 20mg 50mg 100mg

Strong Effect on Circadian Rhythm Findings: First night effect Clear phase advance of up to 5 hours Significance vs. placebo of p < 0.025 in linear and non- parametric regression analysis Proof-of-mechanism for circadian rhythm disorders Sample: VEC-162 effect on patient plasma melatonin curve

Commercial Differentiation: Unaddressed Target Market Source: 1 L.E.K. Consulting LLC study, Vanda interviews Initial target: market with low competitive intensity matching unique VEC-162 value proposition Primary Insomnia Circadian Rhythm Sleep Disorders Secondary Insomnia Examples Onset insomnia Maintenance insomnia Shift Worker Sleep Disorder (SWSD) Delayed Sleep Phase Syndrome (DSPS) Jet lag Due to depression Due to anxiety % of Sleep Disorder Population1 30-40% 20-30% 20-30%

Benchmarking VEC-162 in Transient Insomnia

26

Drug	LPS Benefit?	WASO/Sleep Efficiency Benefit?	Sleep Architecture Preserved?	Sleep/Wake Cycle Benefit?
Ambien®	Y	CR only	N	N
Lunesta®	Y	Y	N	N
Rozerem™	Y	N	Expected	N
VEC-162	Y	Y	Y	Y

Transient insomnia results predict chronic insomnia results

Sources: US labels, Vanda analysis

CONFIDENTIAL

A Placebo-Like Side Effect Profile Not CNS-depressant No next-day performance problems Memory, attention, motor function No rebound insomnia No unpleasant taste 300+ patients dosed to date Up to four weeks of exposure

Not Expected to be a Controlled Substance All hypnotics (Ambien(r), Lunesta(r), etc.) are controlled substances (DEA Schedule IV) Potential for abuse, tolerance, withdrawal problems Restrictions on prescribing and dispensing VEC-162 not likely to be a controlled substance RozeremTM not scheduled

Overall Potential Differentiation in Sleep Disorders Ambien(r) Lunesta(r) RozeremTM VEC-162 Sleep onset ? ? ? ? Sleep maintenance CR only ? ? No CNS depressant side effects ? ? Not controlled substance ? ? No effect on sleep architecture Expected ? Circadian rhythm shift Gradual ? Sources: Company press releases; analyst estimates; Vanda analysis

Enrollment Update Initiated Phase III transient insomnia trial 400 patients Enrollment as of March 30: on target Next enrollment update: 2nd Quarter Earnings Call (08/03)

Expected Clinical Development Timeline - Sleep Phase III (transient) NDA 2006 H1 H2 2007 2008 H1 H2 H1 H2 2009 H1 H2 Phase III (chronic I) Phase III (chronic II)

Opportunity in Mood Disorders Clinical rationale for melatonin agonists in depression Validated by Novartis/Servier deal VEC-162 animal data in depression promising $20 billion market in 20051 Sources: 1 IMS - World Review Analyst; analyst estimates

Attractive Asset for Partnering Global partner important to target GP prescribing base Vanda acquired exclusive, worldwide rights from BMS Intellectual Property NCE: U.S./E.U.: December 2017 (2022)*(a) Vanda will seek co-promotion option in the U.S. * 5-year Hatch-Waxman extension (a) also eligible for additional protection in E.U.

A Differentiated Compound for Sleep and Depression Proven mechanism of action Strong efficacy and safety profile Opportunity for significant commercial differentiation in large and growing markets

VSF-173

Overview Target market: Excessive sleepiness $500+ million market Only 2 products: Provigil(r) (Cephalon), Xyrem(r) (Jazz Pharma) Ready for Phase II trials Intellectual Property NCE: U.S.: June 2014 (2019)*; E.U.: September 2012(a) Acquired exclusive, worldwide rights from Novartis * 5-year Hatch-Waxman extension (a) also eligible for additional protection in E.U.

Company Review

Summary Financials Full-year guidance on end of year cash (from Q1 Earnings Call): $20-25 million * On April 12, 2006, Vanda raised additional $53.1 million through an IPO

Stream of Value-Creating Milestones

39

	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007
Iloperidone		Finish phase III enroll.	Report phase III results		File NDA
VEC-162		Finish phase III enroll.	Report phase III results	Initiate phase III (chron.)	Initiate phase II (dep.)
VSF-173		Initiate phase II trial			Finish phase II trial

All completed with no partnerships, no additional proceeds

CONFIDENTIAL

Iloperidone Driving enrollment ahead of schedule VEC-162 Initiated Phase III trial Driving enrollment to target HR Hired CMO Post-IPO Accomplishments

Vanda Highlights Multiple late-stage CNS products targeting large markets Pharmacogenetic (PG) expertise to identify, develop and differentiate products Management team with extensive bio/pharma experience Stream of impending value-creating milestones

Back-Up Slides

Iloperidone Phase III Efficacy Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 ILO 4-8mg 9.7 30 ILO 10-16mg 10.7 40 ILO 20-24mg 13.1 50 Placebo 5.5 60 P=0.006 P=0.0001 P=0.0003 PANSS - Change from Baseline Pooled efficacy from 3 ST Phase III trials Individual ST Phase III trial results * Denotes declared primary endpoint dose Strong efficacy across doses Efficacy per Phase III trial

Iloperidone Attractive in Today's Environment Market has changed significantly since Novartis stopped development (2002) Regulatory, commercial clarity on QTc prolongation Substantial market expansion Drug safety now drives prescribing Long-acting injectable an unexpected success PG-enhanced profile a potentially significant differentiator